Exhibit 99.2

Bread FinancialTM Announces Private Offering of Subordinated Notes

COLUMBUS, Ohio, March 5, 2025 – Bread Financial Holdings, Inc. (NYSE: BFH) (“Bread Financial” or the “Company”) announced today that it intends to offer, subject to market and other conditions, $400 million aggregate principal amount of fixed-rate reset subordinated notes (the “Notes”) in a private offering that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).

The Company intends to lend no less than $250 million of the net proceeds of the Notes offering as subordinated debt to one of its subsidiary banks, Comenity Capital Bank, with the remaining proceeds intended to be used for general corporate purposes, which may include share repurchases.

Consummation of the offering of the Notes is subject to market and other conditions, and there can be no assurance that the Company will be able to successfully complete this transaction on the terms described above, or at all.

The Notes will not be registered under the Securities Act, or any state securities laws. The Notes may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements under the Securities Act and applicable state securities laws. Accordingly, the Notes will be offered only (A) to persons reasonably believed to be “qualified institutional buyers” under Rule 144A of the Securities Act or (B) outside the United States to non-U.S. persons in compliance with Regulation S under the Securities Act.

This news release shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

About Bread FinancialTM
Bread FinancialTM (NYSE: BFH) is a tech-forward financial services company that provides simple, personalized payment, lending and saving solutions to millions of U.S. consumers. The Company’s payment solutions, including Bread Financial general purpose credit cards and savings products, empower its customers and their passions for a better life. Additionally, the Company delivers growth for some of the most recognized brands in travel & entertainment, health & beauty, jewelry and specialty apparel through their private label and co-brand credit cards and pay-over-time products providing choice and value to their shared customers.

Headquartered in Columbus, Ohio, Bread Financial is powered by its 6,000 global associates and is committed to sustainable business practices.

Forward-looking Statements
This news release contains forward-looking statements, including, but not limited to, statements related to the Notes offering described above. Forward-looking statements give the Company’s expectations or forecasts of future events and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “project,” “plan,” “likely,” “may,” “should” or other words or phrases of similar import. Similarly, statements that describe the Company’s business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements made regarding, and the guidance given with respect to, the Company’s anticipated operating or financial results, future financial performance and outlook, future dividend declarations or stock repurchases and future economic conditions.

The Company believes that its expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that are difficult to predict and, in many cases, beyond its control. Accordingly, actual results could differ materially from the projections, anticipated results or other expectations expressed in this release, and no assurances can be given that the Company’s expectations will prove to have been correct. Factors that could cause the outcomes to differ materially include, but are not limited to, the following: macroeconomic conditions, including market conditions, inflation, interest rates, labor market conditions, recessionary pressures or concerns over a prolonged economic slowdown, and the related impact on consumer spending behavior, payments, debt levels, savings rates and other behaviors; global political, public health and social events or conditions, including ongoing wars and military conflicts, and natural disasters; future credit performance of the Company’s customers, including the level of future delinquency and write-off rates; loss of, or reduction in demand for services from, significant brand partners or customers in the highly competitive markets in which the Company competes; the concentration of the Company’s business in U.S. consumer credit; increases or volatility in the Allowance for credit losses that may result from the application of the current expected credit loss (CECL) model; inaccuracies in the models and estimates on which the Company rely, including the amount of the Company’s Allowance for credit losses and its credit risk management models; increases in fraudulent activity; failure to identify, complete or successfully integrate or disaggregate business acquisitions, divestitures and other strategic initiatives, including, with respect to divested businesses, any associated guarantees, indemnities or other liabilities; the extent to which the Company’s results are dependent upon brand partners, including brand partners’ financial performance and reputation, as well as the effective promotion and support of the Company’s products by brand partners; increases in the cost of doing business, including market interest rates; the Company’s level of indebtedness and inability to access financial or capital markets, including asset-backed securitization funding or deposits markets; restrictions that limit the ability of the Company’s subsidiary banks, Comenity Bank and Comenity Capital Bank (the “Banks”), to pay dividends to it; pending and future litigation; pending and future federal, state, local and foreign legislation, regulation, supervisory guidance and regulatory and legal actions including, but not limited to, those related to financial regulatory reform and consumer financial services practices, as well as any such actions with respect to late fees, interchange fees or other charges; increases in regulatory capital requirements or other support for the Banks; impacts arising from or relating to the transition of the Company’s credit card processing services to third party service providers that it completed in 2022; failures, or breaches in operational or security systems, including as a result of cyberattacks, unanticipated impacts from technology modernization projects, failure of information security controls or otherwise; loss of consumer information or other data due to compromised physical or cyber security, including disruptive attacks from financially motivated bad actors and third-party supply chain issues; any tax or other liability, or adverse impacts arising out of or related to the spinoff of the Company’s former LoyaltyOne segment or the bankruptcy filings of Loyalty Ventures Inc. (LVI) and certain of its subsidiaries, and subsequent litigation or other disputes. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. In addition, the Consumer Financial Protection Bureau (CFPB) issued a final rule in 2024 that, absent a successful legal challenge or other invalidation of the rule, will place significant limits on credit card late fees, which would have a significant impact on the Company’s business and results of operations for at least the short term and, depending on the effectiveness of the mitigating actions that the Company has taken or may in the future take in anticipation of, or in response to, the final rule, may potentially adversely impact it over the long term; the Company cannot provide any assurance as to the effective date, if any, of the rule, the result of any pending or future challenges or other litigation relating to the rule, or its ability to mitigate or offset the impact of the rule on its business and results of operations. The foregoing factors, along with other risks and uncertainties that could cause actual results to differ materially from those expressed or implied in forward-looking statements, are described in greater detail under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the most recently ended fiscal year, which may be updated in Item 1A of, or elsewhere in, the Company’s Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K. The Company’s forward-looking statements speak only as of the date made, and it undertakes no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.

Contacts

Brian Vereb — Investor Relations
Brian.Vereb@breadfinancial.com

Susan Haugen — Investor Relations
Susan.Haugen@breadfinancial.com

Rachel Stultz — Media
Rachel.Stultz@breadfinancial.com

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